                                                                    Exhibit 10.4

         Sky Financial Group, Inc. Employee Stock Ownership Pension Plan
         ---------------------------------------------------------------
               (As Amended and Restated Effective January 1, 2001)

                                 Execution Page
                                 --------------

     In Witness Whereof, on behalf of Sky Financial Group, Inc., the undersigned officer has executed this amendment and restatement of the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan, effective as of January 1, 2001.

     Dated this      day of              2001.
                ----        ------------

                                                   Sky Financial Group, Inc.


                                                   By:
                                                      --------------------------
                                                      Its:
                                                          ----------------------

         Sky Financial Group, Inc. Employee Stock Ownership Pension Plan
         ---------------------------------------------------------------
               (As Amended and Restated Effective January 1, 2001)

                                Table of Contents
                                -----------------

ARTICLE I           DEFINITIONS...................................................................................2

   1.01      Account(s)...........................................................................................2
   1.02      Acquired Employer....................................................................................2
   1.03      Annual Compensation..................................................................................2
   1.04      Annuity Starting Date................................................................................3
   1.05      Applicable Period....................................................................................3
   1.06      Break in Service.....................................................................................3
   1.07      Change in Control....................................................................................3
   1.08      Code.................................................................................................4
   1.09      Company..............................................................................................4
   1.10      Company Stock........................................................................................4
   1.11      Company Stock(MPP)...................................................................................4
   1.12      Company Stock (SB)...................................................................................4
   1.13      Disability...........................................................................................4
   1.14      Employee.............................................................................................4
   1.15      Employer.............................................................................................5
   1.16      Entry Date...........................................................................................5
   1.17      ERISA................................................................................................5
   1.18      ESOP.................................................................................................5
   1.19      Hour of Service......................................................................................5
   1.20      Named Fiduciary......................................................................................6
   1.21      Normal Retirement Age................................................................................6
   1.22      Normal Retirement Date...............................................................................6
   1.23      Other Investment Account (MPP).......................................................................6
   1.24      Other Investment Account (SB)........................................................................6
   1.25      Participant..........................................................................................6
   1.26      Plan.................................................................................................6
   1.27      Plan Administrator...................................................................................7
   1.28      Plan Year............................................................................................7
   1.29      Qualified Election...................................................................................7
   1.30      Qualified Joint and Survivor Annuity.................................................................7
   1.31      Qualified Pre-Retirement Survivor Annuity............................................................7
   1.32      Qualifying Employer Securities.......................................................................7
   1.33      Related Entity.......................................................................................7
   1.34      Trust................................................................................................7
   1.35      Trustee..............................................................................................7
   1.36      Trust Fund...........................................................................................7
   1.37      Valuation Date.......................................................................................7
   1.38      Year of Service......................................................................................8

ARTICLE II          ELIGIBILITY...................................................................................9

   2.01      Eligibility..........................................................................................9
   2.02      Eligibility Upon Re-employment.......................................................................9
   2.03      Participation Upon Change of Job Status..............................................................9

ARTICLE III         CONTRIBUTIONS................................................................................10

   3.01      Employer Contributions..............................................................................10
   3.02      Special Rules Relating to Veterans Re-employment Rights Under USERRA................................10
   3.03      Transfer of ESOP Accounts from Sky 401(k) Plan Effective June 30, 1999..............................11
   3.04      Transfer of Frozen Plan Accounts from Sky 401(k) Plan Effective
             September 30, 1999..................................................................................11
   3.05      Merger of Certain First Western Plan Accounts Effective June 30, 2000...............................11
   3.06      Merger of Certain Citizens Bancshares, Inc. Employee Stock Ownership Plan
             Accounts Effective December31, 2001.................................................................12

ARTICLE IV          ALLOCATIONS..................................................................................13

   4.01      Participant Accounts................................................................................13
   4.02      Allocation of Employer Contributions................................................................13
   4.03      Allocation of Investment Gain or Loss...............................................................13
   4.04      Allocation of Cash Dividends........................................................................13
   4.05      Annual Report to Participants.......................................................................13

ARTICLE V           BENEFITS TO PARTICIPANTS.....................................................................14

   5.01      Upon Retirement or Disability.......................................................................14
   5.02      Upon Death..........................................................................................14
   5.03      Nonforfeitable Interest Upon Termination of Employment..............................................14
   5.04      October 2, 1998 Change in Control...................................................................15
   5.05      Forfeiture Upon Termination of Employment...........................................................15
   5.06      Change in Control...................................................................................16

ARTICLE VI          DISTRIBUTIONS................................................................................17

   6.01      Commencement of Benefits............................................................................17
   6.02      Payment of Benefits.................................................................................17
   6.03      Optional Forms of Benefit...........................................................................17
   6.04      Definitions.........................................................................................18
   6.05      Mandatory Commencement of Benefits..................................................................20
   6.06      Distributions After Death of a Participant..........................................................21
   6.07      Special ESOP Distribution Requirements..............................................................21
   6.08      Right to Have Accounts Transferred..................................................................22
   6.09      In-Service Distributions for Certain Participants...................................................23
   6.09      Repayment of Loans for Certain Participants.........................................................24

ARTICLE VII         LIMITATION ON CONTRIBUTIONS AND BENEFITS.....................................................25

   7.01      Definitions.........................................................................................25
   7.02      Limitation on Annual Additions......................................................................25
   7.03      Limitation of Benefits Under All Plans..............................................................26

ARTICLE VIII        TRUST FUND...................................................................................27

   8.01      Cash Dividend Option................................................................................27
   8.02      Participants' Right to Vote Company Stock...........................................................27
   8.03      Diversification of Employer Securities Investments..................................................27

ARTICLE IX          AMENDMENT OR TERMINATION.....................................................................29

   9.01      Amendment...........................................................................................29
   9.02      Plan Termination or Discontinuance of Contributions.................................................29
   9.03      Merger, Consolidation or Transfer of Assets.........................................................29

ARTICLE X           ADMINISTRATION...............................................................................30

   10.01     Plan Administrator's Powers and Duties..............................................................30
   10.02     Records and Reports.................................................................................30
   10.03     Payment of Expenses.................................................................................30
   10.04     Claims Procedure....................................................................................30
   10.05     Indemnification.....................................................................................31

ARTICLE XI          PARTICIPATING EMPLOYERS......................................................................32

   11.01     Commencement........................................................................................32
   11.02     Termination.........................................................................................32
   11.03     Single Plan.........................................................................................32
   11.04     Delegation of Authority.............................................................................32
   11.05     Disposition of Assets or Subsidiary.................................................................32

ARTICLE XII         MISCELLANEOUS................................................................................33

   12.01     Participant's Rights................................................................................33
   12.02     Assignment or Alienation of Benefits................................................................33
   12.03     Reversion of Funds to Employer......................................................................34
   12.04     Action by Company...................................................................................35
   12.05     Allocation of Responsibilities......................................................................35
   12.06     Construction of Plan................................................................................35
   12.07     Gender and Number...................................................................................35
   12.08     Headings............................................................................................35
   12.09     Voting Company Stock................................................................................35
   12.10     Payment of Expenses.................................................................................35
   12.11     Incapacity..........................................................................................36
   12.12     Employee Data.......................................................................................36
   12.13     Reduction for Overpayment...........................................................................36
   12.14     Invalidity of Certain Provisions....................................................................36
   12.15     Plan Supplements....................................................................................36

ARTICLE XIII        EXEMPT LOAN..................................................................................37

   13.01     Definition of Exempt Loan...........................................................................37
   13.02     Requirements for an Exempt Loan.....................................................................37
   13.03     Right of First Refusal..............................................................................38
   13.04     Annual Additions....................................................................................38

ARTICLE XIV         TOP HEAVY PROVISIONS.........................................................................39

   14.01     Definitions.........................................................................................39
   14.02     Determination of Top Heavy Status...................................................................40
   14.03     Combination of Defined Benefit and Defined Contribution Plan........................................40
   14.04     Minimum Contribution................................................................................41
   14.05     Minimum Vesting.....................................................................................41

ARTICLE XV          SPECIAL PROVISIONS APPLICABLE TO FIRST WESTERN PARTICIPANTS..................................42

   15.01     Special Provisions for First Western Participants...................................................42
   15.02     Definitions.........................................................................................42
   15.03     First Western Exempt Loan Suspense Account..........................................................42
   15.05     Allocation of Leveraged Contributions...............................................................43
   15.06     Diversification Rights..............................................................................43
   15.07     Distribution of Accounts from First Western Accounts................................................43

                                      -iv-
                                                                 (Seal)

         Sky Financial Group, Inc. Employee Stock Ownership Pension Plan
         ----------------------------------------------------------------
               (As Amended and Restated Effective January 1, 2001)

                                  Introduction
                                  ------------

     The Mid Am, Inc. Employee Stock Ownership Pension Plan was originally established and became effective on July 1, 1989. Prior to October 2, 1998, Mid Am, Inc. ("Mid Am") maintained the Mid Am Inc. Employee Stock Ownership Pension Plan (the "Mid Am Plan"). Mid Am merged into Citizens Bancshares, Inc. ("Citizens") effective October 2, 1998 (the "Merger Date"), with the resulting corporation renamed Sky Financial Group, Inc. (the "Company"). The Company became the sponsor of the Mid Am Plan on the Merger Date, and amended and completely restated the Mid Am Plan effective January 1, 1999 in the form of the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan. Effective on the January 1, 1999 amendment and restatement date, the eligible employees of Citizens and The Ohio Bank, and the eligible employees of their respective subsidiaries, become eligible to participate in the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan.

     Effective as of June 30, 1999, the portion of the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan (the "Sky 401(k) Plan") that was invested in Qualifying Employer Securities and designed to qualify as a stock bonus plan under Code Section 4975(e)(7) was spun-off from the Sky 401(k) Plan and merged into the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan. In addition, effective as of September 30, 1999, the portion of the Sky 401(k) Plan that had been spun-off from the frozen Mid-Am, Inc. Profit Sharing Plan and merged into the Sky 401(k) Plan, and that was invested in Sky Financial Group, Inc. common stock, was spun-off from the Sky 401(k) Plan and merged into the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan.

     Prior to June 30, 2000 (the "First Western Plan Merger Date"), the Company maintained the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan (the "First Western Plan") for the benefit of current and former employees who were employed by First Western Bancorp, Inc. and its subsidiaries, and their beneficiaries. Effective December 31, 1999, the First Western Plan was frozen for all purposes, except with regard to contributions required to make payments on the Exempt Loan existing under the First Western Plan. Effective on the First Western Plan Merger Date, the portion of the First Western Plan that constitutes an employee stock ownership plan within the meaning of Code Section 4975(e)(7) was spun-off and merged into the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan.

     Prior to December 31, 2001 (the "Citizens ESOP Merger Date"), the Company maintained the Citizens Bancshares, Inc. Employee Stock Ownership Plan (the "Citizens ESOP") for the benefit of current and former employees who were employed by Citizens Bancshares, Inc. and its subsidiaries, and their beneficiaries. Effective December 31, 1998, the Citizens ESOP was frozen for all purposes. Effective on the Citizens ESOP Merger Date, the Citizens ESOP was merged into, and amended and restated in the form of the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan.

     This document constitutes an amendment and complete restatement of the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan (the "Plan"), effective January 1, 2001.

     The Company intends this Plan to be a qualified stock bonus and employee stock ownership plan as described in Code Sections 401(a) and 4975(e)(7). The Company also intends that a portion of this Plan constitute a money purchase pension plan for purposes of Code Section 401(a)(11)(B). The Plan is intended to be invested primarily in qualifying employer securities as defined in ERISA
Section 407(d)(5), including Qualifying Employer Securities. At any time, up to 100% of the assets of the Plan may be invested in qualifying employer securities as defined in ERISA Section 407(d)(5), including Qualifying Employer Securities.

     This document is an amendment and restatement of the Plan generally effective as of January 1, 2001, except as and to the extent otherwise provided herein. The Company intends that the Plan, together with the Trust Agreement, meet all the pertinent requirements of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA.

                                    Article I
                                   Definitions
                                   -----------

     In addition to other terms defined elsewhere in this Plan document, the following terms shall have the following meanings:

     1.01 Account(s). "Account(s)" means the record of a Participant's interest in the Trust Fund.

     1.02 Acquired Employer. "Acquired Employer" means any organization, corporate or otherwise, that is acquired by purchase, merger, consolidation or any other method, except for asset purchase.

     1.03 Annual Compensation. "Annual Compensation" means a Participant's earned income, wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employers (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), but excluding the following:

          (a) Employer contributions to a plan of deferred compensation, including this Plan, that are not included in the Employee's gross income for the taxable year in which contributed, Employee contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation.

          (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

          (d) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits (even if included in gross income); and

          (e) other amounts that received special tax benefits or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludible from the gross income of the Employee).

Annual Compensation includes a Participant's voluntary reductions in cash consideration made in accordance with arrangements established by the Employer under Code Section 125 and Code Section 401(k).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     The Annual Compensation of each Participant taken into account under the Plan for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B).

     1.04 Annuity Starting Date. "Annuity Starting Date" is defined in Section 6.04.

     1.05 Applicable Period. The "Applicable Period" is defined in Section 6.04.

     1.06 Break in Service. "Break in Service" means a Plan Year in which an Employee has not completed more than 500 Hours of Service.

     1.07 Change in Control. "Change in Control" means the occurrence of any one or more of the following events: (a) the merger or consolidation of the Company with or into any other corporation and the Company is not the surviving corporation; (b) in excess of 24.99% of the outstanding Company Stock is owned, held or controlled by an entity, person or group acting in concert with the power to control the Company as that term is defined in Rule 405 of the Securities Act of 1933, as amended; (c) the sale or exchange in excess of 24.99% of the assets of the Company to an entity, person or group acting in concert;
(d) the recapitalization, reclassification of securities or reorganization of the Company that has the effect of either subpart (b) or (c) above; (e) the issuance by the Company of securities in an amount in excess of 24.99% of the outstanding Company Stock to any entity, person or group acting in concert and intending to exercise control of the Company; or (f) the removal, termination or retirement of more than 50% of the members of the Board of Directors of the Company during any consecutive 12-month period.

     1.08 Code. "Code" means the Internal Revenue Code of 1986, as amended.

     1.09 Company. "Company" means Sky Financial Group, Inc.

     1.10 Company Stock. "Company Stock" means the common stock of Sky Financial Group, Inc.

     1.11 Company Stock Fund (MPP) . "Company Stock Fund (MPP)" means a Participant's Account attributable to money purchase pension contributions made in Company Stock.

     1.12 Company Stock Fund (SB) . "Company Stock Fund (SB)" means a Participant's Account attributable to stock bonus contributions made in Company Stock.

     1.13 Disability. "Disability" means a physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder that renders the Participant eligible for benefits under the Company's long-term disability plan.

     1.14 Employee. "Employee" means each and every person employed by an Employer who is classified by an Employer as a common law employee; provided that, only individuals who are paid as common law employees from the payroll of an Employer shall be deemed to be Employees for purposes of the Plan. Any person who agrees with an Employer that he or she will not be a Participant will not be eligible to participate in the Plan.

     For purposes of this definition of Employee, and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by an Employer, in its discretion, as employees under Code Section 3121(d) (including, but not limited to, individuals classified by the Employer as independent contractors and non-employee consultants) and individuals who are classified by an Employer, in its discretion, as employees of any entity other than an Employer do not meet the definition of Employee and are ineligible for benefits under the Plan, even if the classification by the Employer is determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from the definition of Employee under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of Employee and shall be ineligible for benefits for all periods prior to the date the Employer determines its classification of the individual is erroneous or should be revised. The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior the amendment of this definition of Employee.

     No person classified by an Employer as a temporary, seasonal or summer employee shall be deemed to be an Employee. No person who is classified by an Employer as a "leased employee" shall be deemed to be and Employee. "Leased employee" shall mean any person who is not an Employee but who provides services to an Employer if:

          (a) such services are provided pursuant to an agreement between the Employer and any leasing organization;

          (b) such person has performed services for the Employer (or for the Employer and any related person within the meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one
     (1) year; and

          (c) such services are performed under the primary direction or control of the Employer.

     Except as provided below, a "leased employee" shall be treated as an employee of an Employer for nondiscrimination testing and other purposes specified in Code Section 414(n). However, contributions or benefits provided by the leasing organization that are attributable to services performed for an Employer, shall be treated as provided by the Employer. A "leased employee" shall not be treated as an employee if such "leased employee" is covered by a money purchase pension plan of the leasing organization, and the number of leased employees does not constitute more than 20% of the Employers' "non-highly compensated work force" as defined by Code Section 414(n)(5)(C). The money purchase pension plan of the leasing organization must provide benefits equal to or greater than: (i) a non-integrated employer contribution rate of at least 10% of compensation, (ii) immediate participation, and (iii) full and immediate vesting.

     1.15 Employer. "Employer" means any Related Entity with respect to the Company that adopts this Plan pursuant to Article XI. The term also includes the Company, unless the context otherwise requires.

     1.16 Entry Date. "Entry Date" means the first day of each Plan Year.

     1.17 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.18 ESOP. "ESOP" means an Employee Stock Ownership Plan as defined in Code
Section 4975(e)(7).

     1.19 Hour of Service. "Hour of Service" means:

     (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by either the Company or the Employer for the performance of duties;

     (b) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by either the Company or the Employer for reasons (such as vacation, sickness, disability, or similar leave of absence) other than for the performance of duties, and for military leaves, maternity/paternity leaves or leaves for jury duty; and

     (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by either the Company or the Employer provided that the same

Hours of Service shall not be credited under this Section (c) and Sections (a) or (b) above, as the case may be.

     (d) An Employee shall also be credited with one Hour of Service for each hour that otherwise would normally have been credited to the Employee but during which such Employee is absent from work for any period (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with such Employee in connection with an adoption of such child by the Employee or (iv) for purposes of caring for a child for a period beginning immediately following birth or placement, provided that an Employee shall be credited with no more than 501 Hours of Service on account of any single continuous period of absence by reason of any such pregnancy, birth or placement and provided further that Hours of Service credited to an individual on account of such a period of absence shall be credited only for the Break in Service computation period in which such absence begins if an Employee would otherwise fail to be credited with 501 or more Hours of Service in such period or, in any other case, in the immediately following computation period.

     Hours of Service computed hereunder shall be computed in accordance with
Section 2530.200b-2 (b) and (c) of the Department of Labor Regulations, which is incorporated herein by reference. In no event shall more than 501 Hours of Service be credited for any one continuous period of absence during or for which the employee receives payment for nonperformance of duties whether or not such period occurs in a single computation period.

     1.20 Named Fiduciary. "Named Fiduciary" means a fiduciary named in this document, or who, pursuant to a procedure specified in the Plan, is identified as a Named Fiduciary.

     1.21 Normal Retirement Age. "Normal Retirement Age" means age sixty-five
(65) years.

     1.22 Normal Retirement Date. "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which a Participant attains Normal Retirement Age.

     1.23 Other Invest Account (MPP). "Other Investment Account (MPP)" means a Participant's Account attributable to money purchase contributions made in cash, any cash dividends on Company Stock allocated and credited to the Participant's Company Stock (MPP) Account and any income, gains, losses, appreciation or depreciation attributable thereto.

     1.24 Other Invest Account (SB). "Other Investment Account (SB)" means a Participant's Account attributable to stock bonus contributions made in cash, any cash dividends on Company Stock allocated and credited to the Participant's Company Stock (SB) Account and any income, gains, losses, appreciation or depreciation attributable thereto.

     1.25 Participant. "Participant" means an Employee who has satisfied the eligibility requirements for the participation in the Plan.

     1.26 Plan. "Plan" means the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan.

     1.27 Plan Administrator. "Plan Administrator" means the Sky Financial Group, Inc. Benefit Plans Committee (the "Committee"). The Plan Administrator shall be the Plan's Named Fiduciary. The Plan Administrator shall have no responsibility for the custody or management of the Trust Fund.

     1.28 Plan Year. "Plan Year" means the 12-month period beginning on January 1 and ending on the following December 31 of each year.

     1.29 Qualified Election. "Qualified Election" is defined in Section 6.04.

     1.30 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" is defined in Section 6.04.

     1.31 Qualified Pre-Retirement Survivor Annuity. "Qualified Pre-Retirement Survivor Annuity" is defined in Section 6.04.

     1.32 Qualifying Employer Securities. "Qualifying Employer Securities" means an Employer security that is common stock issued by the Company having a combination of voting power and dividend rights equal to or in excess of the class of Company common stock having the greatest voting power and the class of Company common stock having the greatest dividend rights.

     1.33 Related Entity. "Related Entity" means: (i) all corporations that are members with the Company in a controlled group of corporations within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(c); (ii) all trades or businesses (whether or not incorporated) that are under common control with the Company as determined by regulations promulgated under Code Section 414(c); (iii) all trades or businesses that are members of an affiliated service group with the Company within the meaning of Code Section 414(m); and (iv) any other entity required to be aggregated with the Company in accordance with regulations under Code Section 414(o); provided, however, for purposes of Article VII, the definition shall be modified to substitute the phrase "more than 50%" for the phrase "at least 80%" each place it appears in Code Section 1563(a)(1). The term "Related Entity" shall include the predecessor of the Company and any Related Entity.

     1.34 Trust. "Trust" means one or more Trusts established to fund the Plan. The Trustee shall receive any contributions paid to it. All contributions so received together with the income therefrom shall be held, managed and administered in the Trust pursuant to the terms of the Plan.

     1.35 Trustee. "Trustee" means Sky Trust, NA. The Trustee shall have the authority and discretion to manage and control the assets of the Plan. The Trustee is a Named Fiduciary.

     1.36 Trust Fund. "Trust Fund" means all assets of whatever kind or nature held by the Trustee pursuant to the terms of the Plan, unless indicated otherwise. The Trust Fund may consist of more than one trust agreement with more than one Trustee.

     1.37 Valuation Date. "Valuation Date" shall mean each business day on which the Nasdaq Stock Market is open.

     1.38 Year of Service. For purposes of determining eligibility to participate in the Plan in accordance with Section 2.01 hereof, "Year of Service" a 12-consecutive month period, commencing on the date of an Employee's first Hour of Service with an Employer, during which the Employee is continuously employed by an Employer.

     (a) For purposes of determining a Participant's nonforfeitable interest pursuant to Section 5.03, "Year of Service" means a Plan Year during which such participant is credited with at least 1,000 Hours of Service. For purposes of
Section 5.03, a Participant will be credited with a Year of Service if the Participant completes 1,000 Hours of Service during said period, even though the Participant is not employed for the full 12-month period.

     (b) An Employee who does not initially meet the eligibility requirements of
Section 2.01 and later becomes a Participant, will have all Years of Service counted for Plan purposes, both prior to and subsequent to becoming a Participant.

     (c) In the event a terminated Participant is re-hired, all Years of Service with an Employer shall be counted for purposes of Sections 2.01 and 5.03 hereof.

     (d) Solely for purposes of determining a Participant's nonforfeitable interest pursuant to Section 5.03 hereof, "Year of Service" means any Plan Year during which an individual was a leased employee (as defined in Code Section 414(n)) of the Company or any entity that must be aggregated with the Company under Code Sections 414(b), (c) or (m) and during which the individual earned at least 1,000 Hours of Service.

     (e) If a Participant who has no nonforfeitable rights under Article V has five consecutive Breaks in Service, then the Plan shall not take into account Years of Service after such consecutive Breaks in Service for purposes of determining the nonforfeitable percentage of the Participant's Account that accrued before the Break in Service.

     (f) If a Participant who has no nonforfeitable rights incurs a Break in Service for the greater of (i) five or more consecutive Plan Years or (ii) the Participant's accumulated Years of Service prior to the Break in Service, then the Plan shall not take into account Years of Service prior to such consecutive Breaks in Service for the purpose of determining the nonforfeitable percentage of the Participant's Accounts that accrues after the Break in Service.

     (g) Effective for Plan Years beginning on and after January 1, 2001, all service that Employees had with an Acquired Employer shall be credited toward Years of Service under the terms and conditions of this Section 1.37.

                                   Article II
                                   Eligibility
                                   -----------

     2.01 Eligibility. Subject to the terms of the Plan, each Employee who was a Participant in the Plan as of December 31, 2000, shall participate in the Plan on and after January 1, 2001. Each other Employee shall participate in the Plan on the first Entry Date coinciding with or next preceding the date the Employee meets all of the following requirements:

          (a) the Employee is credited with one Year of Service;

          (b) the Employee has attained age 18 years;

          (c) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan; and

          (d) the Employee is not a 100 percent commissioned salesperson.

     2.02 Eligibility Upon Re-employment. A former Participant, or former Employee who met the eligibility requirements of Section 2.01 for participation in the Plan at the time he or she terminated employment, and who is subsequently rehired, shall participate in the Plan on the day of his or her re-employment by the Employer, if the Employee then meets the requirements for participation described in Section 2.01.

     2.03 Participation Upon Change of Job Status. An individual who has satisfied the requirements of Section 2.01(a) or (b) but who is not a Participant because he or she is not an Employee or because he or she does not satisfy Section 2.01(c) or (d), shall become a Participant immediately (but not sooner than the Entry Date on which the individual would have become a Participant had he been an Employee and had satisfied Section 2.01(c) or (d) at all times) upon becoming an Employee and upon satisfying Section 2.01(c) and
(d).

                                   Article III
                                  Contributions
                                  -------------

     3.01 Employer Contributions. The Employer shall contribute to the money purchase pension portion of the Trust Fund on behalf of each Participant, including a Participant who continues in the employ of the Employer after his Normal Retirement Date, but excluding a Participant to whom Article XV applies, an amount equal to three percent (3%) of his Annual Compensation. In addition, the Employer may contribute to the stock bonus portion of the Trust Fund on behalf of each such Participant, such amount as the Board shall determine in its sole discretion.

     For Participants to whom Article XV applies, the Employer shall contribute on behalf of each such Participant, including a Participant who continues in the employ of the Employer after his or her Normal Retirement Date, an amount equal to the difference between (a) three percent (3%) of his or her Annual Compensation, and (b) the percentage of the Participant's Annual Compensation that the Employer contributed as a Leveraged Contribution under Article XV on behalf of the Participant for that Plan Year. If the amount in clause (b) exceeds the amount in clause (a), then the Employer shall make no contribution on behalf of such Participant for that Plan Year, other than the amount in clause (b). If the amount in clause (b) exceeds the amount in clause (a), the Employer shall make a discretionary contribution in an amount equal to the excess on behalf of each Participant to whom Article XV does not apply.

     For this purpose, Annual Compensation shall include (i) only compensation earned while the Participant was an Employee of an Employer, and (ii) compensation from the Employers for the entire Plan Year, even if the Participant first became a Participant during the Plan Year. The Employer shall only make a contribution on behalf of a Participant if the Participant was employed by the Employer on the last day of such Plan Year and was credited with at least 1,000 Hours of Service during such Plan Year, except that the Employer shall make a contribution on behalf of a Participant who died, retired or incurred a Disability during such Plan Year.

     Employer contributions will be paid in cash or shares of Company Stock. Shares of Company Stock will be valued at their current fair market value. To the extent that the Trust has obligations arising from an extension of credit to the Trust which is payable in cash within one year of the date the Employer's contribution is made, such contribution will be paid to the Trust in cash.

     The annual contribution of the Employer shall be made to the Trustee in full within such time as may be permitted for Federal Income tax purposes to obtain a deduction for the contribution by the Employer for such taxable year.

     3.02 Special Rules Relating to Veterans Re-employment Rights Under USERRA. Effective December 12, 1994, the following special provisions shall apply to an Employee or Participant who is re-employed in accordance with the re-employment provisions of the Uniformed Services Employment and Re-employment Rights Act (USERRA) following a period of qualifying military service (as determined under USERRA):

     (a) Each period of qualifying military service served by an Employee or Participant shall, upon such re-employment with an Employer, be deemed to constitute service with the Employer for all purposes of the Plan.

     (b) If the Employer made any Employer Contributions to the Plan during the period of qualifying military service, the Employer shall make an Employer Contribution on behalf of the Participant upon the Participant's re-employment following his period of qualifying military service, in the amount that would have been made on behalf of such Participant had the Participant been employed during the period of qualifying military service.

     (c) The Plan shall not (i) credit earnings to a Participant's Accounts with respect to any Contribution before such contribution is actually made, or (ii) make up any allocation of forfeitures, with respect to the period of qualifying military service.

     (d) For all purposes under the Plan, including an Employer's liability for making contributions on behalf of a re-employed Participant as described above, the Participant shall be treated as having received Annual Compensation from the Employer based on the rate of Annual Compensation the Participant would have received during the period of qualifying military service, or if that rate is not reasonably certain, on the basis of the Participant's average rate of Annual Compensation during the 12-month period immediately preceding such period.

     3.03 Transfer of ESOP Accounts from the Sky 401(k) Plan Effective June 30, 1999. Effective as of June 30, 1999, the portion of the Sky 401(k) Plan that was invested in Qualifying Employer Securities and designed to qualify as a stock bonus plan and an employee stock ownership plan under Code Section 4975(e)(7) was spun-off from the Sky 401(k) Plan and merged into this Plan. With respect to those Participants for whom an amount was transferred from the Sky 401(k) Plan pursuant to this Section 3.03, the amount transferred was allocated to his or her Accounts as of the day of the transfer.

     3.04 Transfer of Frozen Plan Accounts from the Sky 401(k) Plan Effective September 30, 1999. Prior to September 30, 1999, some participants in the Sky 401(k) Plan had special accounts under the Sky 401(k) Plan containing assets that had been spun-off from the frozen Mid-Am, Inc. Profit Sharing Plan and merged into the Sky 401(k) Plan and that were invested in Sky Financial Group, Inc. common stock (the "Frozen Accounts"). Effective as of September 30, 1999, the portion of the Sky 401(k) Plan containing those Frozen Plan Accounts was spun-off from the Sky 401(k) Plan and merged into this Plan. With respect to those Participants for whom an amount was transferred from the Sky 401(k) Plan pursuant to this Section 3.04, the amount transferred was allocated to the Participant's Accounts as of the day of the transfer.

     3.05 Merger of Certain First Western Plan Accounts Effective June 30, 2000. Prior to June 30, 2000, the Company maintained the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan (the "First Western Plan"). Except for the portion of the First Western Plan consisting of the Exempt Loan and intended to be an employee stock ownership plan (the "First Western ESOP"), the First Western Plan has been frozen since December 31, 1999. Effective June 30, 2000, the First Western ESOP was spun-off from the First Western Plan and merged into this Plan.

     Amounts transferred from the First Western Plan pursuant to this Section
3.04 will be contributed to the Accounts of Participants for whom the amounts were transferred.

     Amounts transferred from the First Western Plan will vest and become nonforfeitable according to the schedule contained in Section 5.03. "Years of Service" credited under the First Western Plan will count as Years of Service for all purposes under this Plan.

     3.06 Merger of Certain Citizens Bancshares, Inc. Employee Stock Ownership Plan Accounts Effective December 31, 2001. Prior to December 31, 2001, the Company maintained the Citizens Bancshares, Inc. Employee Stock Ownership Plan (the "Citizens ESOP"). The Citizens ESOP has been frozen since December 31, 1998. Effective December 31, 2001, the Citizens ESOP was merged into, and amended and restated in the form of this Plan.

     With respect to those Participants for whom an amount was transferred from the Citizens ESOP pursuant to this Section 3.06, the amount transferred was allocated to the Participant's Accounts as of the day of the transfer.

     Amounts transferred from the Citizens ESOP will vest and become nonforfeitable according to the schedule contained in Section 5.03. A Participant for whom an amount was transferred from the Citizens ESOP pursuant to this Section 3.06 will be credited with Years of Service under this Plan for all service that such Participant had with Citizens Bancshares, Inc., including any service with an entity acquired by Citizens Bancshares, Inc., measured from his or her original date of hire. Notwithstanding the preceding sentence, in the case of a Participant who terminated employment with Citizens Bancshares, Inc. on or before December 31, 1998, "Credited Service" credited under the Citizens ESOP will count as Years of Service for all purposes of this Plan.

                                   Article IV
                                   Allocations
                                   -----------

     4.01 Participant Accounts. The Plan Administrator shall direct the Trustee to maintain such separate Accounts for each Participant as the Plan Administrator shall from time to time determine. Each Participant will have a separate Company Stock Account (MPP), Company Stock Account (SB), Other Investment Account (MPP) and Other Investment Account (SB). The amount of the Employer's contribution to the Trust Fund pursuant to Section 3.01 hereof and allocated pursuant to Section 4.02 hereof, together with such Participant's share of all income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Accounts.

     4.02 Allocation of Employer Contributions. Effective as of the last day of each Plan Year, the Company Stock Account (MPP) and/or Other Investment Account
(MPP) of each eligible Participant (as described below) will be credited with his or her allocable share of Employer Contributions made pursuant to Section
3.01 hereof that do not constitute Leveraged Contributions. In no event shall such amounts available for allocation exceed three percent (3%) of each eligible Participant's Compensation for the Plan Year. Effective as of the last day of each Plan Year, the Company Stock Account (SB) and/or Other Investment Account
(SB) of each eligible Participant will be credited with his or her allocable share of discretionary Employer Contributions made pursuant to Section 3.01 hereof. Such amounts available for allocations shall be allocated to each eligible Participant's Accounts in the same proportion that each such eligible Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for such Plan Year. An allocation will be made only if the Participant was employed by the Employer on the last day of such Plan Year and was credited with at least 1,000 Hours of Service during such Plan Year, except that any Participant who became totally and permanently disabled, died or terminated employment with the Employer on or after his or her Normal Retirement Date during such Plan Year will receive an allocation.

     4.03 Allocation of Investment Gain or Loss. Any net gain or net loss resulting from the operation of the Trust for such year shall be allocated by the Trustee to Participants' Accounts in proportion to the value of the respective interests in the Trust immediately preceding such revaluation.

     4.04 Allocation of Cash Dividends. Cash dividends on Company Stock allocated to a Participant's Company Stock Accounts shall be credited to the Participant's Other Investment Accounts.

     4.05 Annual Report to Participants. The Plan Administrator shall notify each Participant in writing of the financial status of his or her Account as of the last day of each Plan Year.

                                    Article V
                            Benefits to Participants
                            ------------------------

     5.01 Upon Retirement or Disability. When a Participant retires on or after the Participant's Normal Retirement Date, or becomes totally and permanently disabled, the entire interest in the Participant's Account, including the amount of any contributions for the Plan Year in which the Participant's retirement or Disability occurs, shall become nonforfeitable. The Plan Administrator, in accordance with the provisions of Section 6.01 of the Plan, shall then direct the Trustee to distribute to such Participant the entire interest in his or her Account. A Participant's Account shall be nonforfeitable upon the attainment of Normal Retirement Age.

     A Participant who remains in the employment of the Employer after the Participant's Normal Retirement Date shall continue to participate in the Plan. No distribution shall be made to the Participant until his or her actual retirement, subject to the mandatory commencement of benefit provisions of
Section 6.05 hereof.

     5.02 Upon Death. Upon the death of a Participant, the entire interest in the Participant's Accounts, including the amount of any contributions for the Plan Year in which the Participant's death occurs, shall become nonforfeitable. The Plan Administrator, in accordance with the provisions of Article VI of the Plan, shall then direct the Trustee to distribute the entire interest in the Participant's Accounts to such Participant's designated beneficiary or beneficiaries. The Plan Administrator may require proper proof of death and evidence of the right of any person to receive payment of the entire interest in the Accounts of the deceased Participant as the Plan Administrator deems desirable and the Plan Administrator's determination shall be conclusive. The Trustee shall make such distribution as soon as administratively feasible following the Participant's death and in accordance with the rules and procedures established by the Plan Administrator.

     If the Participant was married at the time of his or her death, the Trustee shall make all payments to the Participant's spouse in the form of a Qualified Pre-Retirement Survivor Annuity pursuant to Section 6.02, unless the Participant has made a Qualified Election. Each Participant, by written instrument delivered to the Plan Administrator, shall have the unqualified right to designate, and from time to time change, the beneficiary or beneficiaries to receive the entire interest in his or her Account in the event of death, subject to the Qualified Election requirements in Section 6.04(e). In the event the Participant fails to designate a beneficiary or beneficiaries, the entire interest in the Participant's Account shall be distributed first to the Participant's spouse if then living, or second to the Participant's estate.

     5.03 Nonforfeitable Interest Upon Termination of Employment. Upon termination of a Participant's employment for any reason other than retirement, Disability or death, the Trustee shall, in accordance with the provisions of
Section 6.01 of the Plan and at the instruction of the Plan Administrator, distribute to the Participant the entire interest then constituting his or her Account based on the Participant's Years of Service determined in accordance with the applicable schedule below:

Years of Service                   Nonforfeitable Interest

Less than 2                                   0%
2 but less than 3                            40%
3 but less than 4                            60%
4 but less than 5                            80%
5 or more                                   100%

     (a) Any Participant who, prior to January 1, 1999, was a Participant in the Mid Am Plan, and who has completed at least three Years of Service as of January 1, 1999, may elect in writing to have his or her nonforfeitable interest computed under the Plan's five year cliff vesting schedule in effect prior to January 1, 1999, by the later of: (i) the Participant's termination of employment, or (ii) the date that is 60 days after the day the Plan Administrator gives written notice of the Plan amendment to the Participant.

     (b) In the event the nonforfeitable interest schedule is amended, or the nonforfeitable interest schedule of an existing plan is amended by the Plan, then any Participant who has completed at least three Years of Service on the later of the date the amendment is adopted, or the date the amendment is effective may elect in writing to have his or her nonforfeitable interest computed under the prior applicable nonforfeitable interest schedule, beginning on the date the Plan amendment is adopted and ending on the later of: (1) the Participant's termination of employment, (2) the date that is 60 days after the day the Plan amendment is adopted, (3) the date that is 60 days after the day the Plan amendment becomes effective, or (4) the date that is 60 days after the day the Plan Administrator gives written notice of the Plan amendment to the Participant.

     (c) Notwithstanding any contrary provision of this Plan, each Participant in the Plan who was an employee of Sky Investments, Inc. on March 7, 2001, the effective date of the sale of Sky Investments, Inc., acquired a 100% nonforfeitable interest in his or her Accounts under the Plan as of that date.

     5.04 October 2, 1998 Change in Control. Each Participant in the Mid Am Plan on October 2, 1998, the effective date of the merger of Mid Am into Citizens, acquired a 100% nonforfeitable interest in his or her Account under the Mid Am Plan as of that date. The Employer contributions made under the Mid Am Plan, and under this Plan, on and after October 2, 1998, shall be subject to the vesting schedule contained in this Article V, based on all of the Participant's Years of Service before and after that date.

     5.05 Forfeiture Upon Termination of Employment. Subject to Section 6.01, if a Participant terminates employment, and the value of the Participant's vested Account is not greater than $5,000, the Participant will receive a distribution of the value of the entire vested portion of his or her Accounts and the unvested portion will be treated as a forfeiture.

     (a) If a Participant terminates service and elects to receive the vested portion of his Accounts pursuant to Article VI of the Plan, the non-vested portion will be treated as a forfeiture.

     (b) If distribution is made to a Participant on account of termination of employment, which is less than the value of the Participant's Account, prior to the date on which the

Participant has a Break in Service for five consecutive Plan Years and the Participant returns to employment covered by the Plan, the Participant's Account shall subsequently be determined without regard to the portion thereof derived from predistribution employment, provided the Participant (1) received distribution of the entire present value of the nonforfeitable portion of his or her Account at the time of distribution, (2) the amount of the distribution did not exceed the dollar limit under Code Section 411(a)(11)(A), or the Participant (with spousal consent, if applicable) voluntarily elected to receive the distribution, and (3) the Participant upon return to employment covered by the Plan does not repay the full amount of the distribution before the earlier of suffering five consecutive one year Breaks in Service, or at the close of the first period of five consecutive one year Breaks in Service commencing after the distribution. If the Participant makes a timely repayment, the Participant's Account shall equal the sum of the repayment and the forfeitable portion of the Participant's Account on the date of distribution, unadjusted by gains or losses subsequent to the distribution. Restoration of forfeitures under this paragraph shall be made, to the extent necessary, first from forfeitures in the Plan Year of repayment and second from Employer contributions.

     (c) If a Participant does not receive a distribution pursuant to Article VI, the nonvested portion of the Participant's Account will be treated as a forfeiture on the last day of the Plan Year in which the Participant terminated employment.

     (d) Except as provided in paragraph (b) above, forfeitures will be used to reduce the contribution due from the Employer for the Plan Year in which the forfeiture occurs, or the immediately following the Plan Year.

     (e) For purposes of this Section 5.05, if a Participant does not have any nonforfeitable interest in his Accounts, he will be deemed to have received a distribution of the entire vested portion of his Accounts in accordance with the provisions of subparagraph (a) above without having submitted any application for benefits to the Plan Administrator. If such Participant returns to active service with an Employer prior to incurring five consecutive Breaks in Service, the Participant will be deemed to have paid back the distribution and his Accounts will be restored as provided in subparagraph (b) above.

     5.06 Change in Control. In the event of a Change in Control, each Participant who is employed by an Employer on the effective date of a Change in Control shall acquire a 100% nonforfeitable interest in his or her Accounts as of that date.

                                   Article VI
                                  Distributions
                                  -------------

     6.01 Commencement of Benefits. The Plan shall distribute a Participant's Account as soon as administratively feasible after the Participant's termination of employment, except as provided below. If the nonforfeitable portion of the Participant's Account exceeds $5,000, (i) the Plan shall not distribute the Participant's Account before the Participant attains Normal Retirement Date unless the Participant consents to such distribution in writing, and (ii) if the Participant is married on the date the Plan is to distribute his or her Account, the Plan will not distribute the Participant's Account without the consent of the Participant and the Participant's spouse pursuant to a Qualified Election under Section 6.04(e). Effective January 1, 2002, the value of a Participant's nonforfeitable Account shall be determined without regard to that portion of his or her Account that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16). The Plan Administrator shall notify the Participant of the right to defer the distribution of his or her Account, subject to the limitations of Section 6.05 below. The notice of the right to defer distributions shall also give a general description of the material features, and an explanation of the relative values, of the normal and optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3). The Plan Administrator must give such notice no less than 30 days and no more than 90 days prior to the Annuity Starting Date, unless the Participant waives the notice requirement as provided in Code Section 417(a)(7)(B) or the requirements of Code Section 417(a)(7)(A) are met.

     If the Participant does not consent to distribution, the Participant's Account shall be retained in the Trust Fund until such later date as the Participant requests distribution. If the Participant does not request distribution prior to the Participant's Normal Retirement Date or death, the Plan shall distribute the Participant's Account as soon as administratively feasible after the Valuation Date next following the first to occur of the Participant's Normal Retirement Date or death (provided the Plan Administrator receives notice of the Participant's death).

     6.02 Payment of Benefits. The normal form of benefit under the Plan is the "Qualified Joint and Survivor Annuity," unless the Participant and his or her spouse execute a "Qualified Election" selecting an optional form of benefit within the 90-day period ending on the date the Plan is to commence benefit payments.

     If the Participant is married and dies prior to the commencement of his or her benefits, the Participant's Account shall be used to provide a "Qualified Pre-Retirement Survivor Annuity" for the Participant's spouse unless the Participant and his or her spouse execute a "Qualified Election" selecting another form of distribution, within the "Election Period."

     6.03 Optional Forms of Benefit. A Participant may elect to waive the Qualified Joint and Survivor Annuity and have his or her Account distributed in one of the following optional forms of distribution:

     (a) a lump sum payment;

     (b) a straight life annuity for the Participant's life; or

     (c) substantially equal monthly, quarterly, semi-annual or annual installments over any period of time not exceeding the Participant's then life expectancy or the joint and last survivor expectancy of the Participant and a designated beneficiary. If there is any remaining balance in the Participant's Account upon his or her death, such balance shall be payable as a death benefit in accordance with Section 6.06 below.

     If the Participant's entire Account is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated beneficiary. Life expectancy and joint and last survivor life expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, however, the life expectancy of a non-spouse beneficiary may not be recalculated. If the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that more than 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant. All distributions must be the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations.

     6.04 Definitions. The following definitions shall apply to this Article VI:

     (a) Annuity Starting Date. "Annuity Starting Date" mean the first day of the first period for which an amount is paid as an annuity, regardless of when or whether payment is actually made. In the case of benefits not payable as an annuity, the Annuity Starting Date is the date on which all events have occurred that entitle the Participant to a benefit.

     (b) Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the spouse that is not less than 50% and not more than 100% of the amount of the annuity that is payable during the joint lives of the Participant and the spouse, which is the actuarial equivalent of the normal form of benefit, or if greater, any optional form of benefit. A Qualified Joint and Survivor Annuity for a Participant who is not married shall be an annuity for the life of such Participant.

     (c) Qualified Pre-Retirement Survivor Annuity. "Qualified Pre-Retirement Survivor Annuity" means an annuity for the life of the Participant's surviving spouse, if any, applying the Participant's vested Account to purchase such life annuity. The spouse of the deceased Participant may elect to receive the full value of such Participant's Account in a lump sum in lieu of the Qualified Pre-Retirement Survivor Annuity.

     The surviving spouse shall begin to receive payments immediately, unless such surviving spouse elects a later date, except that the surviving spouse shall receive an immediate distribution if the value of the Participant's vested Accounts is not greater than $5,000.

     (d) Applicable Period. The "Applicable Period" for the explanation of the Qualified Joint and Survivor Annuity shall be no less than 30 days (or no less than 7 days if the Participant waives the 30-day period pursuant to Code Section 417(a)(7)(B)) and no more than 90 days prior to the Participant's Annuity Starting Date, or soon after the Participant's Annuity Starting Date if the requirements of Code Section 417(a)(7)(A) are met. The "Applicable Period" for the Qualified Pre-Retirement Survivor Annuity" means, with respect to a particular Participant, the latest of the following:

          (1) The period that begins with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan year in which the Plan Year in which the Participant attains age 35;

          (2) a reasonable period after the Employee becomes a Participant;

          (3) a reasonable period after this Section no longer applies to the Participant; or

          (4) a reasonable period after the Participant's separation from service in the case of a Participant who separates from service before attaining age 35.

     Within the Applicable Period, the Plan Administrator shall give the Participant written notification of the availability of the Qualified Election with respect to the Qualified Joint and Survivor Annuity. The notification shall explain the terms and conditions of the Qualified Joint and Survivor Annuity, the rights of the spouse, the effect of electing not to take such annuity, and the right to revoke a previous election to waive such annuity. The Participant (and the Participant's spouse) must complete the election on or before the Annuity Starting Date, or after the Annuity Starting Date if the requirements of Code Section 417(a)(7)(A) are met. The Participant may revoke an election not to take the Joint and Survivor Annuity or choose again to take such annuity at any time and any number of times within the applicable election period. If a Participant requests additional information within 60 days after receipt of the notification of election, the minimum election period shall be extended an additional 60 days following the Participant's receipt of such additional information.

     Within the Applicable Period, the Plan Administrator shall give each Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity which shall contain the following: (i) the terms and conditions of a Qualified Pre-Retirement Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive this form of benefit; (iii) the rights of the Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Pre-Retirement Survivor Annuity. In the case of a Participant who enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide the required notice no later than the close of the second Plan Year succeeding the entry of the Participant in the Plan.

     (e) Qualified Election. "Qualified Election" means an election by a Participant to (i) waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, pursuant to Section 6.02, with his or her spouse' consent, and elect an optional form of distribution, or (ii) begin distributions prior to the Participant's Normal Retirement Date, pursuant to
Section 6.01, which satisfies the following consent requirements:

          (1) The spouse's consent shall be witnessed by a Plan representative or notary public.

          (2) The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the beneficiary, class of beneficiaries, or contingent beneficiary named in the election.

          (3) Spousal consent is not required if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located.

          (4) A spouse's consent under this Section shall not be valid with respect to any other spouse.

          (5) A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse.

          (6) A spouse's consent may be revoked at any time within the Participant's election period.

     6.05 Mandatory Commencement of Benefits. In no event other than the written direction of the Participant will distributions under the Plan commence later than the 60th day after the end of the Plan Year in which the later of the following events occurs:

     (a) The Participant attains Normal Retirement Age;

     (b) The tenth anniversary of the year in which the Participant commences participation in the Plan; or

     (c) The Participant terminates his employment with the Employer.

     A Participant may elect to defer the commencement of distributions under the Plan to a date later than set forth above, provided, however, that the Participant must make any such election by submitting to the Plan Administrator a signed written statement describing the method and medium of distribution and the date on which such distribution shall commence.

     Anything above to the contrary notwithstanding, distributions of a Participant's benefits must commence by April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, in accordance with the minimum distribution requirements of Code Section 401(a)(9). Notwithstanding the foregoing sentence, for any Participant who is a 5-percent owner of an Employer, the distributions of benefits must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. A Participant who attained age 70 1/2 during the 1998 calendar year and who is not a 5-percent owner may elect to postpone receiving such distributions until April 1 of the calendar year following the year in which the

Participant retires, as long as he or she so elects in the manner prescribed by the Plan Administrator before April 1, 1999.

     With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

     6.06 Distributions After Death of a Participant. Subject to the provisions of Section 6.02 above, if a Participant dies before the Plan has distributed any portion of his or her Account, the Plan shall distribute the Participant's Account in one of the following methods:

     (a) The Plan shall distribute the Participant's Account no later than December 31 of the calendar year that contains the fifth anniversary of the date of the Participant's death, regardless of who is to receive the distribution; or

     (b) If the distribution is to be made to a designated beneficiary, the distribution of a Participant's interest shall commence not later than December 31 of the calendar year immediately following the calendar year in which the Participant died, and payments shall occur over a period not extending beyond the life expectancy of such designated beneficiary. If distribution is to be made to the Participant's surviving spouse, distribution must commence on or before the later of: (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2. Such distribution shall occur over a period not extending beyond the life expectancy of such designated beneficiary.

     A Participant or the Participant's spouse or designated beneficiary, subject to a Qualified Election, may elect the method of distribution described in subparagraph (b) above. Such election must be made no later than the earlier of: (1) the date that distribution would have to occur according to the provisions of subparagraph (a) above, or (2) the date that distribution would have to occur according to the provisions of subparagraph (b) above. As of such date, the election is irrevocable and shall apply for all subsequent years and any subsequent beneficiaries. If no such election is made, distribution shall be made in accordance with subparagraph (a) or (b) above.

     If the Participant's surviving spouse dies before the Plan begins distributions to such spouse, the payment of the Participant's interest shall be made as if the surviving spouse were the Participant.

     6.07 Special ESOP Distribution Requirements. This Section 6.07 shall apply to distributions of a Participant's Account, and shall not act to eliminate any form or time of distribution otherwise available under the Plan.

     (a) Time of Distribution. Notwithstanding any other provision of this Plan, other than such provisions as require the consent of the Participant and the Participant's spouse to an immediate distribution of the Participant's vested Account if the value of such Account at the time of the Participant's termination of service (or at the time of any prior, periodic distribution) exceeded $5,000, a Participant may elect to have the portion of his Account attributable to Qualifying Employer Securities acquired by the Plan after December 31, 1986 distributed as follows:

          (1) If the Participant separates from service by reason of the attainment of Normal Retirement Age, death or Disability, the distribution of such portion of the Participant's Account will begin not later than one year after the close of the Plan Year in which such event occurs unless the Participant otherwise elects pursuant to Section 6.01 hereof.

          (2) If the Participant separates from service for any reason other than those enumerated in paragraph (1) above, and is not re-employed by the Employer at the end of the fifth Plan Year following the Plan Year of such separation from service, distribution of such portion of the Account will begin not later than one year after the close of the fifth Plan Year following the Plan year in which the Participant separated from service unless the Participant otherwise elects pursuant to Section 6.01 hereof.

          (3) If the Participant separates from service for a reason other than those described in paragraph (1) above, and is employed by the Employer as of the last day of the fifth Plan Year following the Plan year of such separation from service, distribution to the Participant, prior to any subsequent separation from service, shall be in accordance with Section
     6.01 hereof.

     For purposes of this Section 6.07, Qualifying Employer Securities shall not include any Employer securities acquired with the proceeds of a loan described in Article XIII hereof until the close of the Plan Year in which such loan is repaid in full.

     (b) Form of Distribution. Distribution may be made either in whole shares of Company Stock or in cash as the Plan Administrator shall decide, provided that any distribution in cash shall only be made after a Participant has been offered the right to receive such distribution in shares of Company Stock. In the event the distribution is to be made in Company Stock, any balance in a Participant's Account will be applied to acquire for distribution the maximum number of whole shares of Company Stock at the applicable value. Any fractional share value unexpended balance will be distributed in cash. If the Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution. The Trustee will make distribution from the Trust only on instructions from the Plan Administrator.

     (c) Period for Payment. Distributions required under this Section 6.07 shall be made in substantially equal annual payments over a period of five years unless the Participant otherwise elects under the provisions of Section 6.01 hereof. In no event shall such distribution period exceed the period permitted in Code Section 401(a)(9).

     6.08 Right to Have Accounts Transferred. Notwithstanding any provision of the Plan to the contrary that would otherwise limit an "eligible distributee" election under this

Article VI, an eligible distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the eligible distributee in a "direct rollover."

     (a) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the eligible distributee, except that an eligible rollover distribution shall not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the eligible distributee and the eligible distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); (iii) effective January 1, 2000, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) "Eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401 (a), that accepts the eligible distributee's rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan shall only be an individual retirement account or individual retirement annuity. Effective for distributions made after December 31, 2001, an "eligible retirement plan" shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

     (c) An "eligible distributee" means Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p), are eligible distributees with regard to the interest of the spouse or former spouse.

     (d) A "direct rollover" means a payment by the plan to the eligible retirement plan specified by the eligible distributee.

     If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     6.09 In-Service Distributions for Certain Participants. Participants for whom an amount was transferred pursuant to Section 3.03 (the "Special Participants") have the additional hardship distribution right described in this
Section 6.09 with regard to that amount transferred to their Account under
Section 3.03 (the "Transferred Amount"). The Plan Administrator may direct the Trustee to make an in-service distribution of the nonforfeitable portion of the Transferred Amount in a Special Participant's Account to the Special Participant on account of a financial need (excluding (i) amounts credited to the Transferred Amount and transferred to such Account within the last two years, if the Special Participant has participated in the Plan for less than five years and (ii) amounts credited to the Transferred Amount on or after January 1, 1999) in accordance with the following terms and conditions:

     (a) The distribution must be on account of a financial need due to the purchase (excluding mortgage payments) of a principal residence for the Special Participant. Distributions pursuant to this Section 6.09 are subject to the spousal consent requirements contained in Code Section 401(a)(11) and 417.

     (b) A distribution will be considered as necessary to satisfy a financial need of the Participant only if:

          (1) the Participant has obtained all available distributions, other than hardship distributions, under this Plan and all other plans maintained by the Employer;

          (2) the Participant shall not be permitted to make compensation deferral contributions under any plan of the Employer for a period of 12 months after the receipt of the hardship distribution; and

          (3) the distribution is not in excess of the amount of the financial need.

     6.10 Repayment of Loans for Certain Participants. Some Participants for whom an amount was transferred pursuant to Section 3.03 or Section 3.04 (the "Special Transfer Participants") had a plan loan outstanding against the amount transferred at the time of the transfer. A Special Transfer Participant will be permitted to repay his or loan to this Plan according to the terms of the promissory note he or she signed, and subject to the following provisions:

     (a) The Plan Administrator or the Trustee shall be entitled to exercise all legal and equitable rights available to it in order to enforce the collection of any unpaid loan balance.

     (b) If any loan to a Special Transfer Participant is unpaid on the date that the Participant, or his or her beneficiary or estate, becomes entitled to receive benefits from the Trust, such unpaid portion shall, as of that date, become due and the amount thereof, together with any unpaid interest thereon, shall be deducted from any benefits that the Participant, his or her beneficiary or estate otherwise would have been entitled to receive.

     (c) All loans shall be subject to the such administrative procedures and other rules as the Plan Administrator deems necessary.

     Except in the limited circumstances described in this Section 6.10 for loan repayments, loans to Participants shall not be permitted under the Plan.

                                   Article VII
                    Limitation on Contributions and Benefits
                    ----------------------------------------

     7.01 Definitions. The following definitions shall apply for purposes of this Section 7.01:

     (a) Annual Addition. "Annual Addition" means for each Plan Year the sum of the following amounts credited to a Participant's Account for the Limitation Year under all Defined Contribution Plans maintained by the Employer:

          (1) Employer contributions,

          (2) Forfeitures, and

          (3) Any amounts allocated to an individual medical account (as defined in Code Section 415(l)(2) that is part of any pension or annuity plan maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. Amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date that are attributable to post retirement medical benefits allocated to the separate account of a key employee under a welfare benefit fund (as defined in Code
     Section 419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. These amounts are treated as Annual Additions but are not subject to the Compensation limit set forth in
     Section 7.02 below.

     (b) Compensation. "Compensation" means compensation received from the Employer during the Plan Year that is includible in gross income for income tax purposes, including any elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by the Employer at the election of the Employee and that are not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4) or 457.

     (c) Defined Contribution Plan. "Defined Contribution Plan" means a pension plan or profit sharing plan that provides for an individual account for each Participant and for benefits based solely upon the amount contributed to the Participant's Account and any income, expenses, gains, losses and any forfeitures of Accounts of other Participants that may be allocated to such Participant's Account.

     (d) Limitation Year. "Limitation Year" means the Plan Year.

     7.02 Limitation on Annual Additions. Any other provision of this Plan to the contrary notwithstanding, the maximum Annual Addition to the Accounts of any Participant under the Plan and any other Defined Contribution Plan maintained by an Employer may not exceed the lesser of:

     (a) $30,000, as adjusted in subsequent years pursuant to the provisions of Code Section 415(d); or

     (b) 25% of the Participant's Compensation for the Limitation Year.

The Annual Addition limits specified in paragraphs (a) and (b) above for any Limitation Year beginning after December 31, 2001, will be the lesser of (i) $40,000 (as adjusted under Code Section 415(d)) or (ii) 100% of a Participant's Compensation for the Limitation Year.

     If, as the result of a reasonable error in estimating a Participant's Compensation, the allocation of forfeitures, or under other limited facts and circumstances as may be provided under the Regulations to Code Section 415, the Annual Addition exceeds the maximum under this and any other Defined Contribution Plan maintained by the Employer, the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan shall distribute an amount necessary to eliminate the excess Annual Addition, or as much of the excess as possible, as permitted by Code Section 415 or the regulations thereunder.

     7.03 Limitation of Benefits Under All Plans. For Plan Years beginning before January 1, 2000, if an Employee was (or had been) a Participant under the Plan and a defined benefit plan maintained by the Employer, the sum of the defined contribution fraction and the defined benefit fraction for any Limitation Year could not exceed 1.0 as computed under the terms and conditions as set forth under Code Section 415(e). If the sum exceeded 1.0, the Participant's defined contribution fraction was reduced until the sum equaled
1.0. The defined benefit plan fraction and the defined contribution plan fraction were defined in Code Section 415(e).

                                  Article VIII
                                   Trust Fund
                                   ----------

     8.01 Cash Dividend Option. A Participant shall have the option to elect to receive dividends on Company Stock in cash or in Company Stock. This election shall apply to all Participants who have a 100% nonforfeitable interest in their Account pursuant to Section 5.03.

     Participants may elect to receive quarterly dividends in cash as of the end of June and the end of December. Each June election shall apply to the next following September 30 and December 31 quarterly dividends. Each December election shall apply to the next following March 31 and June 30 quarterly dividends. Participant elections shall be made in writing in accordance with procedures and forms provided by the Plan Administrator. Employer dividends not elected in cash shall be reinvested in additional shares of Company Stock.

     8.02 Participants' Right to Vote Company Stock. Each Participant shall be entitled to direct the exercise of voting rights with respect to the whole shares of Company Stock allocated to said Participant's Account. The Company shall provide to each Participant materials pertaining to the exercise of such rights containing all the information distributed to shareholders as part of its distribution of such information to shareholders. A Participant shall have the opportunity to exercise any such rights within the same time period as shareholders of the Company. In the exercise of voting rights, votes representing fractional shares of Company Stock and shares of Company Stock held in unallocated inventory shall be voted in the same ratio for the election of directors and for and against each issue as the applicable vote directed by Participants with respect to whole shares of Company Stock.

     8.03 Diversification of Employer Securities Investments. This Section applies only to the Qualified Employer Securities portion of a Participant's Account.

     (a) Definitions.

          (1) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least ten years of participation in this Plan (or any prior plan of the Employer that was merged into or amended and restated in the form of this Plan).

          (2) "Qualified Election Period" means the Plan Year in which a Participant becomes a Qualified Participant and the five succeeding Plan Years thereafter.

     (b) Election by Qualified Participants. Each Qualified Participant shall be permitted to direct the Plan, within 90 days following the end of a Plan Year in the Qualified Election Period, as to the investment of 25% of the value of that portion of the Participant's Account invested in Qualifying Employer Securities. A Qualified Participant in the final year of his or her Qualified Election Period may direct the Plan as to the investment of 50% of the value of that portion of his Account. Amounts for which diversification elections pursuant to this Section 8.03 are made will reduce the amount to which any future election under this Section in a later Plan Year may be applied.

     (c) Method of Directing Investment. The Participant's direction shall be provided to the Plan Administrator in writing; shall be effective no later than 180 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in Section (d) below the Participant selects.

     (d) Investment Options. The Plan shall give each Qualified Participant an opportunity to elect between the following:

          (1) To have the Plan distribute (notwithstanding Code Section 409(d)) the portion of the Participant's Account that is covered by the election within 90 days after the last day of the period during which the election can be made. This paragraph (d)(1) shall apply notwithstanding any other provision of the Plan other than such provision as require the consent of the Participant to a distribution with a present value in excess of $5,000. If the Participant does not consent, such amount shall be retained in this Plan.

          (2) In lieu of distribution under Section 8.03(d)(1) hereof, the Qualified Participant who has the right to receive a cash distribution under Section 8.03(d)(1) hereof may direct the Plan to transfer the portion of the Participant's Account that is covered by the election to another qualified plan of the Employer which accepts such transfers, provided that such Plan permits Employee-directed investment and does not invest in Qualifying Employer Securities to a substantial degree. Such transfer shall be made no later than 90 days after the 1st day of the period during which the election can be made.

          (3) In lieu of alternatives (1) and (2) of this Section 8.03(d), the Participant shall be provided an opportunity to select among at least three investment options to include, but not limited to, a stock fund, a bond fund and a money market or cash equivalent fund. The Participant's election shall be made in accordance with rules and procedures established by the Committee with amounts invested in one or more funds in increments of at least 10%.

                                   Article IX
                            Amendment or Termination
                            ------------------------

     9.01 Amendment. The Company reserves the right, at any time and from time to time, to amend in whole or in part either retroactively or prospectively any or all of the provisions of the Plan without the consent of any Employer or Participant. Such amendment shall be stated in a written instrument adopted or executed by the Company. Upon the Company's adoption or execution of any amendment, the Plan shall be deemed to have been amended and the Company, the Employers and all Plan Participants and their beneficiaries shall be bound thereby; provided, however, that no amendment shall:

     (a) authorize, cause or permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used or diverted to purposes other than the benefit of the Participants, former Participants or their beneficiaries or estates (except as described in Section 12.03);

     (b) affect the rights, duties or responsibilities of the Trustee without its consent; or

     (c) have any retroactive effect so as to deprive any Participant of his or her nonforfeitable interest already accrued, or eliminate an optional form of benefit, except only that any amendment may be made retroactive which is necessary to conform the Plan to mandatory provisions of Federal or State law, regulations or rulings.

     9.02 Plan Termination or Discontinuance of Contributions. The Company shall have the right, at any time, to terminate the Plan. Upon such termination, or any partial termination, the entire interest of each affected Participant's Account shall become nonforfeitable. Upon the discontinuance of Employer contributions or suspension thereof on other than a temporary basis, the entire interest of each affected Participant's Account shall become nonforfeitable. Any unallocated funds existing at the time of such termination or discontinuance shall be allocated to the then affected Participants in the same manner as Employer contributions under Section 4.02.

     9.03 Merger, Consolidation or Transfer of Assets. The Company may merge or consolidate the Plan with, or transfer the Plan's assets or liabilities to, any other plan, provided each Participant would receive a benefit immediately after such merger, consolidation or transfer, if the successor plan then terminated, that is equal to or greater than the benefit the Participant would have received immediately prior to such merger, consolidation or transfer if the Plan were to have terminated on such date.

                                    Article X
                                 Administration
                                 --------------

     10.01 Plan Administrator's Powers and Duties. The Plan Administrator shall administer the Plan in accordance with its terms, and shall have all powers necessary to administer the Plan in accordance with the provisions set forth in the Plan. The Plan Administrator shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by the Plan Administrator shall be conclusive and binding on all persons, subject to the claims procedure as set forth in
Section 10.05 of the Plan.

     The Plan Administrator may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs, and may appoint such accountant, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of the Plan. The Plan Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports that shall be furnished to it by any such accountant, counsel or other specialists.

     10.02 Records and Reports. The Plan Administrator shall keep a record of all its proceedings and acts, and shall keep all such books of accounts, records and other data as may be necessary for the proper administration of the Plan. The Plan Administrator shall notify the Company and the Trustee of any action taken by it and, when required, shall notify any other interested person or persons.

     10.03 Payment of Expenses. Reasonable and necessary expenses of administering the Plan may be paid from the Trust Fund and shall include, but not be limited to, expenses incurred to properly communicate the Plan to Employees. The members of the Committee shall serve without compensation for services as such, but the Employers shall pay all expenses of the Committee. Such expenses shall include any expenses incident to the functioning of the Committee, including but not limited to, fees of accountants, legal counsel, investment counsel and other specialists, and other costs of administering the Plan.

     10.04 Claims Procedure. A claim for a Plan benefit shall be deemed filed when the Plan Administrator receives a written communication made by a Participant or beneficiary, or the authorized representative of either.

     If the Plan Administrator wholly or partially denies a claim, the Plan Administrator shall give written notice of such denial to the claimant within 90 days after the Plan Administrator receives the claim. Such notice shall set forth, in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the Plan's claim review procedure.

     Within 90 days from the receipt of the notice of denial, a claimant may appeal such denial to the Plan Administrator for a full and fair review. The review shall be instituted by the filing of a written request for review by the claimant or his or her authorized representative within the 90 day period stated above. A request for review shall be deemed filed as of the date the Plan Administrator receives such written request. The claimant or his or her authorized representative shall have the right to review all pertinent documents, may submit issues and comments in writing and may do such other appropriate things as the Plan Administrator may allow. The Plan Administrator shall make its decision not later than 60 days after it receives the request for review; unless special circumstances, such as the need to hold a hearing, require an extension of time, in which case, the Plan Administrator shall render a decision not later than 120 days after it receives a request for review, which decision shall be final and binding on such claimant.

     10.05 Indemnification. The Employers shall indemnify and save harmless the Plan Administrator, the members of the Committee, the Employers' officers and employees with administrative or fiduciary responsibility for the Plan, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator, the employees or the members of the Committee may be subjected by reason of any act or conduct (except willful misconduct or negligence) in their official capacities in the administration of the Plan or Trust, including all expenses reasonably incurred in their defense, in case the Employers fail to provide such defense. The indemnification provisions of this
Section 10.05 shall not relieve the Plan Administrator, any employee or any Committee member from any liability he or she may have under ERISA for breach of a fiduciary duty.

                                   Article XI
                             Participating Employers
                             -----------------------

     11.01 Commencement. Subject to the terms of the Plan, each Employer that was an Employer under the Mid Am, Inc. Profit Sharing and 401(k) Plan, the Citizens Bancshares, Inc. Amended and Restated Profit Sharing Plan, the Citizens Bancshares, Inc. Employee Stock Ownership Plan, the Century National Bank and Trust Company Amended and Restated Profit Sharing/401(k) Plan, or The Ohio Bank Employees' Profit Sharing Plan as of December 31, 1998, shall be an Employer under the Plan on January 1, 1999. Subject to the terms of the Plan, each Employer that was an Employer under the First Western Bancorp, Inc. 401(k) Plan Profit-Sharing and Stock Bonus Plan, the Wood Bancorp, Inc. Employee Stock Ownership Plan, the Picton Cavanaugh Profit Sharing Plan, or the Mahoning National Bank of Youngstown 401(k) Plan, as of December 31, 1999, shall be an Employer under the Plan on January 1, 2000. On and after that date, any entity that is a Related Entity with respect to the Company may, with the Company's permission, elect to adopt this Plan and the accompanying Trust Agreement.

     11.02 Termination. The Company may determine at any time that any Employer shall withdraw and establish a separate plan and fund. The Company shall effect the withdrawal by delivering a duly executed instrument to the Trustee instructing it to segregate the assets of the Trust Fund allocable to the Employees of such Employer and pay them over to the separate fund.

     Any Employer under the Plan that ceases to be a Related Entity, shall automatically be withdrawn from the Plan, effective on the date the Employer ceases to be a Related Entity.

     11.03 Single Plan. The Plan shall at all times be administered and interpreted as a single plan for the benefit of the Employees of the Company and all Employers.

     11.04 Delegation of Authority. Each Employer, by adopting the Plan, acknowledges that the Company has all the rights and duties thereof under the Plan and the Trust Agreement, including the right to amend the same.

     11.05 Disposition of Assets or Subsidiary. Distributions may be made in connection with the Company's disposition of assets or a subsidiary to those Employees who continue in employment with the purchaser of the assets or with the subsidiary, provided that the purchaser or the subsidiary does not maintain the Plan after the disposition.

                                   Article XII
                                  Miscellaneous
                                  -------------

     12.01 Participant's Rights. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund or account, nor any distributions hereunder, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or Employee thereof, or the Trustee, or the Plan Administrator except as herein provided. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected thereby.

     12.02 Assignment or Alienation of Benefits. (a) No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily.

     (b) The preceding subsection (b) shall also apply to the creation, assignment, or recognition of a right to any benefit with respect to a participant pursuant to a domestic relations order entered before January 1, 1985, or a domestic relations order that is not a Qualified Domestic Relations Order. For purposes of this Section 12.02, "Qualified Domestic Relations Order" means any domestic relations order that creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant, and that otherwise meets the requirements of Code Section 414(p).

          As soon as practical after receipt of a domestic relations order, the Plan Administrator shall determine whether it is a Qualified Domestic Relations Order. If the domestic relations order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall be permitted, in accordance with rules and regulations promulgated by the Internal Revenue Service and the rules and regulations established by the Plan Administrator, to direct the Trustee to make an immediate distribution to the alternate payee (i) if the amount is less than $5,000, (ii) as provided in any such Order, or (iii) as elected by the alternate payee. Such distribution shall be permitted regardless of the age or employment of the Participant and regardless of whether not the Participant is otherwise entitled to a distribution, but only from the Participant's vested Accounts.

          (c) In addition, the prohibition of this Section 12.02 will not apply to any offset of a Participant's benefit under the Plan against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements as set forth in this
Section 12.02. The Participant must be ordered or required to pay the Plan under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. This judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant's benefit under the Plan. In addition, if a Participant is entitled to receive a Qualified Joint and Survivor Annuity under
Section 6.04(b) of the Plan or a Qualified Pre-Retirement Survivor Annuity under
Section 6.04(c) of the Plan, and the Participant is married at the time at which the offset is to be made, the Participant's spouse must consent to the offset in accordance with the spousal consent requirements of Section 6.04(e) of the Plan, an election to waive the right of the spouse to the Qualified Joint and Survivor Annuity (made in accordance with Section 6.04(b) of the Plan) or the Qualified Pre-Retirement Survivor Annuity under Section 6.04(c) of the Plan, must be in effect, the spouse is ordered or required in the judgment, order, decree or settlement to pay an amount to the Plan in connection with a violation of part 4 of subtitle B of title I of ERISA, or the spouse retains in the judgment, order, decree or settlement the right to receive the survivor annuity under Qualified Joint and Survivor Annuity or under the Qualified Pre-Retirement Survivor Annuity, determined in the following manner: the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted the commencement of benefits only on or after the Participant's Normal Retirement Date, the Plan provided only the minimum-required qualified joint and survivor annuity, and the amount of the Qualified Pre-Retirement Survivor Annuity is equal to the amount of the survivor annuity payable under the minimum-required qualified joint and survivor annuity. For purposes of this Section 12.02 the term "minimum-required qualified joint and survivor annuity" means a qualified joint and survivor annuity that is the actuarial equivalent of the Participant's accrued benefit and under which the survivor's annuity is 50% of the amount of the annuity that is payable during the joint lives of the Participant and the Participant's spouse.

     12.03 Reversion of Funds to Employer. All Employer contributions are conditioned upon their deductibility pursuant to Code Section 404. An Employer shall not directly or indirectly receive any refund on contributions made to the Trust Fund except in the following circumstances:

     (a) Mistake of Fact. In the case of a contribution made by a good faith mistake of fact, the Trustee shall return the erroneous portion of the contribution, without increase for investment earnings, but with decrease for investment losses, if any, within one year after payment of the contribution to the Trust Fund.

     (b) Deductibility. To the extent deduction of any contribution determined by an Employer in good faith to be deductible is disallowed, the Trustee, at the option of the Employer, shall return that portion of the contribution, without increase for investment earnings but with decrease for investment losses, if any, for which deduction has been disallowed within one year after the disallowance of the deduction.

     (c) Initial Qualification. In the event there is a determination that the Plan does not initially satisfy all applicable requirements of Code Section 401, all contributions made by an Employer incident to that initial qualification shall be returned to the Employer by the Trustee within one year after the date on which the initial qualification is denied, but only if the Company submitted an application for such initial determination by the due date of the Company's income tax return for the taxable year in which the Plan was adopted, or such later date as the Treasury Secretary may prescribe.

     (d) Limitation. No return of contribution shall be made under this Section which adversely affects the Plan's qualified status under regulations, rulings or other published positions of the Internal Revenue Service or reduces a Participant's Account below the amount it would have been had such contribution not been made.

     Earnings attributable to any contribution subject to refund shall not be refunded. The amount subject to refund shall be reduced by any loss attributable thereto, and by any amount that would cause the individual account of any Participant to be reduced to less than the balance which would have been in the account had the contribution subject to refund not been made. The return of the contribution shall be made within one (1) year of the mistaken payment, the disallowance of deduction (to the extent disallowed) or the denial of qualification, as the case may be. This Section shall not preclude refunds made in accordance with Article XIV.

     12.04 Action by Company. Any action by the Company or an Employer under this Plan may be by resolution of the Board of Directors, or by any person or persons duly authorized by resolution of the Board of Directors or by the By-Laws of the Company (or Employer) to take such action. Whenever the Company or an Employer, under the terms of the Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer thereunto duly authorized.

     12.05 Allocation of Responsibilities. None of the allocated responsibilities or any other responsibilities shall be shared by any two or more Named Fiduciaries unless such sharing is provided by a specific provision of the Plan. Whenever one Named Fiduciary is required to follow the directions of another Named Fiduciary, the responsibility shall be that of the Named Fiduciary giving the directions.

     12.06 Construction of Plan. To the extent not in conflict with the provisions of ERISA, all questions of interpretation of the Plan shall be governed by the laws of the State of Ohio.

     12.07 Gender and Number. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     12.08 Headings. Headings of sections are for general information only, and the Plan is not to be construed by reference thereto.

     12.09 Voting Company Stock. The Trustee shall vote all allocated shares of Company Stock in accordance with Participants' directions. The Trustee shall vote shares of Company Stock for which no voting instructions are received and shares of Company Stock that are not allocated to any Participant's Account or held in a suspense account pursuant to Section 13.02 in the same ratio as it votes the Company Stock for which voting instructions from Participants are received.

     12.10 Payment of Expenses. Pursuant to instructions of the Company, the Trustee shall pay from the Trust Fund all reasonable and necessary expenses, taxes and charges incurred on behalf of the Fund or the income thereof in connection with the administration or operation of the Trust Fund to the extent that such items are not otherwise paid. No provision of this Plan shall be construed to provide for payment to or the reimbursement of the Trustee (or any employee or agent of the Trustee) with respect to any liability or expense (including counsel fees) that may be incurred by the Trustee (or any employee or agent) having been found to have breached any responsibility it may have under the other provisions of this Plan or any responsibility or prohibition imposed upon it by ERISA.

     12.11 Incapacity. If the Plan Administrator determines that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may make payments to such person for his benefit, or apply the payments for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit in accordance with the provisions of this Section shall be a complete discharge of any liability to make such payment.

     12.12 Employee Data. The Plan Administrator or the Trustee may require that each Employee provide such data as it deems necessary upon becoming a Participant in the Plan. Each Employee, upon becoming a Participant, shall be deemed to have approved of and to have acquiesced in each and every provision of the Plan for himself, his personal representatives, distributees, legatees, assigns, and beneficiaries.

     12.13 Reduction for Overpayment. The Plan Administrator shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make reasonable attempts to collect such overpayment from the person.

     12.14 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

     12.15 Plan Supplements. The provisions of this Plan may be modified by Supplements or Appendices to the Plan. The terms and provisions of each Supplement or Appendix are part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate any inconsistencies between the Plan and the Supplements or Appendices.

                                  Article XIII
                                   Exempt Loan
                                   -----------

     13.01 Definition of Exempt Loan. An Exempt Loan is a direct loan of cash, a purchase money transaction, an assumption of the obligation of the Plan, or a guarantee of the obligation of the Plan assumed in conjunction with one of the above between the Plan and a party-in-interest as defined in Section 3(14) of ERISA.

     13.02 Requirements for an Exempt Loan. Any Exempt Loan entered into by the Plan shall meet the following requirements:

     (a) The loan shall primarily be for the benefit of Participants. The rate of interest shall be reasonable and the net effect of the rate of interest and the price of the securities to be acquired with the loan shall be such that Plan assets would not be depleted. The loan shall be made only upon such terms as would result from arm's length negotiations between the Plan and independent third parties. The loan shall be made for a definite period of time.

     (b) The proceeds received shall be used only to acquire Employer securities, to repay the loan or to repay a prior Exempt Loan.

     (c) The loan shall be made without recourse against the general assets of the Plan. The collateral shall consist only of securities acquired with the proceeds of the loan, or securities acquired with proceeds of a prior Exempt Loan if the prior Exempt Loan is being paid with proceeds of the current Exempt Loan. There shall be no right of any lender to the Plan against assets of the Plan other than collateral given for the loan, contributions made to the Plan to meet the obligations of the loan, and earnings attributable to collateral and investment of the contributions made to meet the obligations of the loan. In the event of default the amount of Company Stock transferred to the lender in satisfaction of a default cannot exceed the amount of such default. In the case of a default in favor of a party-in-interest, the default shall only be to the extent of current payments due.

     (d) Payments made by the Plan to repay an Exempt Loan shall not exceed an amount equal to contributions and earnings received during or prior to the year minus such payments in prior years. The Company Stock purchased with the proceeds of the loan shall be held in a suspense account until the Company Stock is released from the suspense account and allocated to the Participants' Accounts. Company Stock released from the suspense account must be equal to an amount calculated by multiplying the amount encumbered Company Stock by the fraction of the principal and interest paid for the Plan Year divided by the sum of the principal and interest paid from the Plan year plus principal and interest for all future years.

     (e) The Company Stock acquired with the proceeds of an Exempt Loan shall not be subject to any option other than the option provided for in Section 13.03 or a buy-sell or similar arrangement when the Company Stock is held by or distributed from the Plan whether or not the Plan ceases to be an ESOP or the Exempt Loan is fully repaid.

     13.03 Right of First Refusal. Company Stock acquired with the assets of an Exempt Loan may be subject to a right of First refusal in the Employer, or in the Plan. The right of first refusal shall comply with the following requirements:

     (a) The selling price and other terms under the right of first refusal must be not less favorable to the security holder than the greater of the fair market value of the security, or the purchase price or other terms offered by a third person pursuant to a good faith offer to purchase.

     (b) The right of first refusal must lapse no later than 14 days after the security holder gives written notice to the Employer that an offer by a third party to purchase the Company Stock has been received.

     13.04 Annual Additions. If the Trust has obtained an Exempt Loan, the Annual Addition limitations of Article VII shall be determined with regard to the contributions used by the Trust to pay the loan and not the allocation to the Account of each Participant based upon assets withdrawn from the suspense account established in accordance with the requirements for such Exempt Loan.

                                   Article XIV
                              Top Heavy Provisions
                              --------------------

     14.01 Definitions. The following definitions shall apply for purposes of this Article XIV:

     (a) Aggregation Group. "Aggregation Group" shall mean the following:

          (i) each plan of the Employer in which a Key Employee is a Participant;

          (ii) each other plan of the Employer (including a terminated plan of the Employer if it was maintained within the last 5 years ending on the Determination Date for the Plan Year being tested for Top Heavy status) that allows a plan covering a Key Employee to meet qualification requirements under the coverage rules of Section 410 or the anti-discrimination rules of Code Section 401(a)(4); except that for Plan Years beginning after December 31, 2001, a terminated plan will be included in the Aggregation Group only if the Employer maintained it during the one-year period ending on the Determination Date;

          (iii) at the option of the Employer, any other Plan maintained by the Employer as long as the expanded Aggregation Group including such plan or plans continues to satisfy the coverage rules of Section 410 and the anti-discrimination rules of Code Section 401(a)(4).

     (b) Compensation. "Compensation" shall mean compensation received from the Employer during the Plan Year that is includible in gross income for income tax purposes, including any elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by the Employer at the election of the Employee and that are not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4) or 457.

     (c) Determination Date. "Determination Date" shall mean the last day of the Plan Year preceding the Plan year that is being tested for Top Heavy status. In the first Plan year, the Determination Date shall mean the last day of the Plan Year that is being tested for Top Heavy status.

     (d) Key Employee. "Key Employee" means any Employee, former Employee, or beneficiary of such Employees, who at any time during the Plan Year or the four preceding Plan Years is:

          (i) an officer having Compensation from the Employer greater than 50% of the Section 415(b)(1)(A) dollar limit (as adjusted and in effect for that Plan Year);

          (ii) one of ten employees having Compensation from the Employer of more than the limitation in effect under Code Section 415(c)(1)(A), and owning (or considered as owning within the meaning of Code Section 318) both more than a 0.5% interest as well as one of the ten largest interests in the Employer. However, if two employees have the same ownership interest in the Employer, the Employee having the greater Annual Compensation shall be treated as having the larger interest.

          (iii) a 5% owner of the Employer, or

          (iv) a 1% owner of the Employer having Compensation from the Employer of more than $150,000.

For Plan Years beginning after December 31, 2001, "Key Employee" will mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was: (1) an officer of the Employer having Compensation greater than $130,000 (as adjusted under Code
Section 416(i)(l)); (2) a 5% owner of the Employer; or (3) a 1% owner of the Employer having Compensation of more than $150,000.

     For purposes of determining the top ten owners, 5% owners, or 1% owners, ownership is determined without regard to the aggregation rules of Sections 414(b), (c) and (m) of the Code.

     (e) Non-Key Employee. "Non-Key Employee" means any Employee who is not a Key employee. Non-Key employees include Employees who are former key Employees.

     14.02 Determination of Top Heavy Status. The Plan will be considered Top Heavy if, as of the Determination Date, the present value of cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Employees. In determining the ratio of accrued benefits for Key Employees to all other Employees, the Plan Administrator shall use the procedure as outlined in Code Section 416(g) which is incorporated herein by reference. In determining whether the Plan is considered Top Heavy, all plans within the Aggregation Group will be utilized for the calculation.

     Solely for the purpose of determining if the Plan, or any other plan included in the Aggregation Group is Top Heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under.

     (a) the method; if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or the Company, or

     (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

     The present value of cumulative accrued benefits of a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the five-year period ending on the Determination Date will be disregarded for purposes of this Article XIV; except that for Plan Years beginning after December 31, 2001, the present value of cumulative accrued benefits will be disregarded for a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the one-year period ending on the Determination Date.

     14.03 Combination of Defined Benefit and Defined Contribution Plan. In the event the Plan is deemed to be Top Heavy, the defined benefit and defined contribution fraction set forth in Section 7.03 will be calculated by substituting 1.0 for 1.25. If a Non-Key Employee participates in this Plan and a defined benefit plan that are both Top Heavy, the minimum contribution requirement for this Plan and the minimum benefit requirement for the defined benefit plan, pursuant to Code
Section 416, will be satisfied if such Participant is provided with a contribution to the Plan equal to 5% of Compensation. Effective January 1, 2000, the provisions of this Section 14.03 shall no longer apply.

     14.04 Minimum Contribution. In the event that the Plan in aggregation with any other Defined Contribution Plans of the Employer is determined to be Top Heavy, the Participants who are Non-Key Employees will be eligible for a minimum contribution for such Plan Year. This minimum contribution that shall be allocated to the Accounts of Participants who are Non-Key Employees, will be contributed to this Plan in an amount equal to 3% of Compensation or if less, the largest contribution percentage of Compensation provided on behalf of any Key Employee. The minimum contribution required by this Section 14.04 shall be made on behalf of such Participants who are employed as of the last day of the Plan year regardless of the numbers of Hours of Service credited to each Participant for such Plan Year, regardless of such Participant's level of Compensation. If this minimum contribution is provided by another Defined Contribution Plan of the Employer, then this Section 14.04 will not apply to this Plan. If part of this minimum contribution is provided by another Defined Contribution Plan of the Employer, then the balance of the minimum contribution shall be provided by this Plan.

     14.05 Minimum Vesting. In the event the Plan is determined to be Top Heavy, each Participant shall have a nonforfeitable interest in his Accounts at least equal to the following schedule:

Years of Service          Nonforfeitable Percentage

Less than 3                           0%
3 or More                           100%

     The above schedule shall not apply where the nonforfeitable interest in the Participant's Account would be greater under Article V of the Plan.

                                   Article XV
           Special Provisions Applicable to First Western Participants
           -----------------------------------------------------------

     15.01 Special Provisions for First Western Participants. The provisions of this Article XV shall apply to Participants who were participating in the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan (the "First Western Plan") on June 30, 2000 (collectively, the "First Western Participants).

     In connection with the merger of the employee stock ownership portion of the First Western Plan into this Plan, an Exempt Loan (as defined in Section
13.01 and described in Code Section 4975(d)(3)) was transferred to the Plan (the "First Western Exempt Loan"). The Company has agreed to make annual Leveraged Contributions to the Plan to the extent required to satisfy the remaining obligation under the First Western Exempt Loan, subject to the provisions of this Article XV.

     15.02 Definitions. The following definitions shall apply solely for purposes of this Article XV:

     (a) Stock. "Stock" means the Company Stock that constitutes Qualifying Employer Securities.

     (b) Leveraged Contributions. "Leveraged Contributions" means Company contributions to the Plan that are made in order to retire the principal or pay the interest on a loan or loans incurred for the purpose of acquiring Qualifying Employer Securities pursuant to Article XIII. The loan must meet the requirements of Code Section 4975(d)(3) and Article XIII.

     15.03 First Western Exempt Loan Suspense Account. The following restrictions apply to the First Western Exempt Loan:

     (a) The Stock purchased with the proceeds of the First Western Exempt Loan shall be retained in a suspense account. Such Stock shall be released from the suspense account in annual amounts (not later than as of the last day of the Plan Year) equal to the number of encumbered shares of Stock held immediately before the release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal paid for such Plan Year and the denominator of the fraction is the sum of the numerator plus the principal to be paid for all future years. Released shares of Stock shall be allocated to the Accounts of First Western Participants, as of the last day of the Plan Year in which they are released, in accordance with Section 15.3. Any dividends or other distributions in cash with respect to such shares of Stock while in the suspense account shall be applied in payment of the loan.

     (b) In Section 15.04(a), the words "principal and interest" shall be substituted for "principal" unless the following three rules are met:

          (i) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payment of such amount for ten years;

          (ii) Interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

          (iii) The length of the loan, including renewals, extensions and refinancings, does not exceed ten years.

     15.05 Allocation of Leveraged Contributions. As of each Anniversary Date, any Leveraged Contributions made by the Company shall be allocated to make payments on the First Western Exempt Loan. Any Stock released from the suspense account in accordance with Section 15.03 shall be allocated among the Accounts of First Western Participants in the proportion that the Annual Compensation of each eligible First Western Participant bears to the sum of Annual Compensation of all such First Western Participants during the Plan Year.

     Notwithstanding the foregoing, a Participant's Account shall not receive an allocation of Stock under this Section 15.05 unless the Participant either (a) was employed by the Employer (on active pay status) on the last day of the Plan Year and was credited with at least 1,000 Hours of Service during the Plan Year, or (b) died, retired or suffered a Total and Permanent Disability during the Plan Year.

     15.06 Diversification Rights. Once shares of Stock have been allocated to Participant Accounts under this Article XV, the Stock will be subject to the diversification rights described in Section 8.03.

     15.07 Distribution of Amounts from First Western Accounts. Amounts contributed to Participant Accounts under this Article XV will be subject to the distribution provisions of Article VI.